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                                                                   Exhibit 10.2
                              SECURITY AGREEMENT

     This SECURITY AGREEMENT is made and entered into as of this 14th day of January 2000, by and among CLINICAL NEURO SYSTEMS HOLDINGS LLC, a Delaware limited liability company (the "Borrower"), and CLINICAL NEURO SYSTEMS, INC., a Delaware corporation ("CNS"), and George Connell ("Connell") (and together with CNS, the "Secured Party").

                                 Background:

     1. The Borrower and the Secured Party are parties to an Asset Purchase Agreement dated as of January 14, 2000 (the "Asset Purchase Agreement"), pursuant to which the Borrower is purchasing substantially all of the assets of CNS for $4,004,000 in cash plus a promissory note (the "Note") in the principal amount of $2,800,000.

     2. CNS is willing to accept the Note in payment for a portion of the purchase price under the Asset Purchase Agreement only on the condition that the Borrower executes and delivers this Security Agreement to the Secured Party.

     3. Capitalized terms which are used herein without definition shall have the meanings ascribed to them in the Asset Purchase Agreement. Other terms used herein without definition that are defined in the Uniform Commercial Code, as enacted in Pennsylvania and in effect on the date hereof (the "Uniform Commercial Code"), shall have the meanings ascribed to them therein, unless the context requires otherwise.

     NOW, THEREFORE, intending to be legally bound, the Borrower and the Secured Party hereby agree as follows:

     Section 1. Creation of Security Interest. The Borrower hereby grants to the Secured Party a lien and security interest in and to the property hereinafter described, whether now owned or hereafter acquired or arising (excluding hereafter acquired customer lists as set forth in subsection (g) below) and wherever located ("Collateral"):

        (a) all inventory, whether raw materials, work-in-process, finished goods, parts or supplies or otherwise; all goods, merchandise and other property held for sale or lease or to be furnished under any contract of service; all documents of title covering any goods that are or are to become inventory and any such goods which are leased or consigned to others and all returned, reclaimed or repossessed goods sold, consigned, leased or otherwise furnished by the Borrower to others ("Inventory");


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        (b) all leases and rental agreements for personal property between the
Borrower as lessor (whether by origination or derivation) and any and all persons or parties as lessee(s), and all rentals, purchase option amounts, and other sums due thereunder; and all inventory, equipment, goods and property subject to such leases and rental agreements and all accessions, parts and tools attached thereto or used therewith and all of the Borrower's residual or reversionary rights therein;

        (c) all machinery, equipment, furniture, fixtures, tools and all accessories, parts and equipment now or hereafter attached thereto or used in connection therewith, whether or not the same shall be deemed affixed to real property, and all other tangible personal property ("Equipment");

        (d) all general intangibles, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include but not be limited to all patents, trademarks, service marks, trade names, copyrights and other intellectual property and proprietary rights;

        (e) all replacements, attachments, accretions, accessions, components and substitutions to or for any Inventory or Equipment;

        (f) all books and records evidencing or relating to the foregoing, including, without limitation, the customer list of the Borrower as constituted on the date hereof, data storage and processing media, software and related material, including computer programs, computer tapes, cards, disks and printouts, and including any of the foregoing that are in the possession of any affiliate or any computer service bureau; and

        (g) all proceeds, which term shall have the meaning given to it in the Uniform Commercial Code and shall additionally include, but not be limited to, whatever is received upon the use, lease, sale, exchange, collection or other utilization or any disposition of any of the collateral described in subparagraphs (a) through (e) above, whether cash or noncash, and including without limitation, rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment and insurance proceeds, and all such proceeds of the foregoing, but excluding proceeds of Inventory ("Proceeds").

     Section 2. Secured Obligations. The security interest created herein is given as security for the prompt payment, performance, satisfaction and discharge of the following obligations ("Obligations") of the Borrower:

        (a) to pay all obligations and liabilities of the Borrower to the Secured Party under the Note and this Security Agreement in accordance with the terms thereof; and


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        (b) to reimburse the Secured Party, on demand, for all of the Secured
Party's expenses and costs, including the reasonable fees and expenses of its counsel, in connection with the enforcement of the Note and this Security Agreement.


     Section 3. Representations and Warranties. The Borrower represents and warrants as follows:

        (a) Good Title to Collateral. The Secured Party has transferred to the Borrower pursuant to the Asset Purchase Agreement good and marketable title to the Collateral, free and clear of all liens and encumbrances other than the security interests granted to the Secured Party hereunder.

        (b) Location of Books and Records. The locations of the offices where the Borrower maintains its books and records concerning the Collateral are as set forth in Exhibit A or at the location(s) hereafter disclosed to the Secured Party pursuant to Section 5.03 hereof.

        (c) Chief Executive Office. The chief executive offices of the Borrower are at the address set forth in Exhibit A or at the location(s) hereafter disclosed to the Secured Party pursuant to Section 5.03 hereof.

        (d) Location of Inventory and Equipment. All Inventory and Equipment of the Borrower is located at one or more of the addresses set forth in Exhibit A or at the location(s) hereafter disclosed to the Secured Party pursuant to
Section 5.03 hereof.

     Section 4. Disposition and Use of Collateral.

        (a) Inventory. The Borrower shall be permitted to process and sell the Inventory, but only to the extent that such processing and sale are conducted in the ordinary course of the Borrower's business.

        (b) Equipment. The Borrower shall be permitted to use the Equipment in the ordinary course of its business.


     Section 5. Covenants and Agreements of the Borrower.

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        (a) Maintenance and Inspection of Books and Records. The Borrower shall maintain complete and accurate books and records and shall make all necessary entries therein to reflect the costs, values and locations of its Inventory and Equipment and all payments, credits and adjustments thereto. The Borrower shall keep the Secured Party fully informed as to the location of all such books and records and shall permit the Secured Party and its authorized agents, at any reasonable time upon at least two business days' notice to inspect, audit and make copies of all books and records, data storage and processing media, software, printouts, journals, orders, receipts, invoices, correspondence and other documents and written or printed matter related to any of the Collateral. The Secured Party's rights under this Section 5.01 shall be enforceable at law or in equity, and the Borrower consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations under this Section 5.01.

        (b) Insurance of Collateral. The Borrower shall keep its Inventory and Equipment insured against such perils, in such amounts and with such insurance companies as Borrower deems appropriate to protect the respective interests of the Borrower and the Secured Party. All insurance policies shall name the Secured Party as lender loss payee and shall provide for not less than 30 days' advance notice in writing to the Secured Party of any cancellation thereof. The Secured Party shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance if Borrower fails to do so. Any premiums paid by the Secured Party shall, if the Secured Party so elects, be considered an advance at the highest rate of interest provided in the Note, and all such advances shall be payable on demand. The Borrower expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering any or all of the Collateral directly to the Secured Party.

        (c) New Locations of Collateral and Books and Records. The Borrower shall immediately notify the Secured Party of any change in the location of its chief executive office, of any new or additional address where its books and records concerning the Collateral are located and of any new locations of Inventory or Equipment not specified in Sections 3.02, 3.03 or 3.04 of this Security Agreement, and if any such location is on leased or mortgaged premises, promptly furnish the Secured Party with landlord's or mortgagee's waivers in form and substance reasonably satisfactory to the Secured Party.

        (d) Perfection of the Secured Party's Interests. The Borrower agrees to cooperate and join with the Secured Party in taking such steps as are reasonably necessary, in the Secured Party's judgment, to perfect or continue the perfected status of the security interests granted hereunder, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the obtaining of landlords' and mortgagees' waivers reasonably required by the Secured Party, the notation of encumbrances in favor of the Secured Party on certificates of title, and the execution and filing of any collateral assignments and any other instruments reasonably requested by the Secured Party to perfect its security interest in the Collateral. The Secured Party is expressly authorized to file financing statements without the Borrower's signature.

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        (e) Maintenance of Inventory and Equipment. The Borrower shall care for and preserve the Inventory and Equipment in good condition and repair, ordinary wear and tear excepted, and will pay the cost of all replacement parts, repairs to and maintenance of the Equipment. The Borrower will keep complete and accurate maintenance records with respect to the Equipment.

        (f) Reimbursement and Indemnification. The Borrower agrees to reimburse the Secured Party on demand for out-of-pocket expenses incurred in connection with the Secured Party's exercise of its rights under this Security
Agreement. The Borrower agrees to indemnify the Secured Party and hold it harmless against any costs, expenses, losses, damages and liabilities (including reasonable attorney's fees) incurred in connection with this Security Agreement, other than as a direct result of the Secured Party's gross negligence or willful misconduct.

     Section 6. Power of Attorney. The Borrower hereby appoints the Secured Party as its lawful attorney-in-fact to do, at the Secured Party's option, and at the Borrower's expense and liability, all acts and things that the Secured Party may deem necessary or desirable to effectuate its rights under this Security Agreement, including without limitation, (a) file financing statements and otherwise perfect any security interest granted hereby, (b) correspond and negotiate directly with insurance carriers, (c) upon the occurrence of a default hereunder, communicate with third parties for the purpose of protecting or preserving the Collateral, and (d) upon the occurrence of a default hereunder, in the Borrower's or the Secured Party's name, to demand, collect, receive, and receipt for, compound, compromise, settle and give acquittance for, and prosecute and discontinue or dismiss, with or without prejudice, any suit or proceeding with any third party respecting any of the Collateral.

     Section 7. Default. The occurrence of any one or more of the following shall be a default hereunder:

        (a) Default Under Agreement. The occurrence of a default or Event of Default under the Note.

        (b) Failure to Observe Covenants. The failure of the Borrower to keep, observe or perform any provisions of this Security Agreement, which failure is not cured and remedied within 15 days after notice thereof is given to the Borrower.

        (c) Representations and Warranties. If any representation, warranty or certificate furnished by the Borrower under or in connection with this Security Agreement shall, at any time, be false or incorrect in any material respect and shall not have been cured and remedied within 15 days after notice thereof is given to the Borrower.

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        (d) Secured Party's Rights upon Default. Upon the occurrence of a default hereunder and at any time thereafter that a default is continuing, the Secured Party may immediately and without notice do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time that a default is continuing, and are in addition to any rights and remedies available to the Secured Party under the Asset Purchase Agreement or the Note:

        (e) Uniform Commercial Code Rights. Exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, including the right to require the Borrower to assemble the Collateral and make it available to the Secured Party at a place reasonably convenient to the parties.

        (f) Operation of Collateral. Operate, utilize, recondition and/or refurbish (at the Secured Party's sole option and discretion and in any manner) any of the Collateral that is Equipment, for the purpose of enhancing or preserving the value thereof or the value of any other Collateral.

        (g) Sale of Collateral. Upon ten calendar days' prior written notice to the Borrower, which the Borrower hereby acknowledges to be sufficient, commercially reasonable and proper, sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to the Secured Party's expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Obligations. The Borrower waives the benefit of any marshaling doctrine with respect to the Secured Party's exercise of its rights hereunder. Upon the occurrence of a default hereunder, and at any time thereafter that a default is continuing, the Borrower grants a royalty-free license to the Secured Party for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit Secured Party to exercise all rights granted to Secured Party under this Section.

        (h) Notices. Any written notices required or permitted by this Security Agreement shall be effective if delivered in accordance with paragraph 8 of the Note.

     Section 8. Miscellaneous.

        (a) No Waiver. No delay or omission by the Secured Party in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any further exercise thereof or the exercise of any other right or remedy.


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        (b) Successors. The provisions of this Security Agreement shall inure to the benefit of and be binding upon the Secured Party and the Borrower and their respective successors and assigns, provided that the Borrower's obligations hereunder may not be assigned without the written consent of the Secured Party. The Borrower acknowledges that CNS intends to liquidate and dissolve promptly after the date of this Agreement, whereupon CNS intends to distribute the Note and its rights under the Asset Purchase Agreement and this Agreement to George J. Connell, its sole stockholder. Upon such distribution, George J. Connell shall be the Secured Party hereunder.

        (c) Amendments. No modification, rescission, waiver, release or amendment of any provisions of this Security Agreement shall be effective unless set forth in a written agreement signed by the Borrower and an authorized officer of the Secured Party.

        (d) Governing Law. This Security Agreement shall be construed under the internal laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

        (e) Severability. If any provision of this Security Agreement shall be held invalid or unenforceable under applicable law in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of such provision in any other jurisdiction or the validity or enforceability of any other provision of this Security Agreement that can be given effect without such invalid or unenforceable provision.


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     IN WITNESS WHEREOF, the parties hereto have caused this Security
Agreement to be executed and delivered by their authorized officers the day and year first above written.

                                           CLINICAL NEURO SYSTEMS
                                           HOLDINGS LLC

                                           By: Integra LifeSciences Corporation,
                                               its sole member


                                           By:
                                               ---------------------------------
                                               Stuart M. Essig
                                               Chief Executive Officer


                                           CLINICAL NEURO SYSTEMS, INC.


                                           By:
                                               ---------------------------------
                                               George J. Connell
                                               President



                                           -------------------------------------
                                           GEORGE J. CONNELL




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                                  EXHIBIT A
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Location of books and records:

309 Commerce Drive
Exton, PA 19341


Location of chief executive office:

309 Commerce Drive
Exton, PA 19341


Location of Inventory and Equipment:

309 Commerce Drive
Exton, PA 19341


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